                                                             Exhibit 99.906 CERT

                         N-CSR SECTION 906 CERTIFICATION

     THE FOLLOWING CERTIFICATION IS PROVIDED BY THE UNDERSIGNED CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER OF EQUITRUST MONEY MARKET FUND, INC. ON THE BASIS OF SUCH OFFICERS' KNOWLEDGE AND BELIEF FOR THE SOLE PURPOSE OF COMPLYING WITH 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

                                  CERTIFICATION

     In connection with the Annual Report of EquiTrust Money Market Fund, Inc. (the "Company") on Form N-CSR for the period ended July 31, 2003 as filed with the Securities and Exchange Commission on Form N-CSR (the "Report"), we, Dennis
M. Marker and James W. Noyce, Chief Executive Officer and Chief Financial Officer, respectively, of the Company, hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/ Dennis M. Marker
                                         -----------------------------------
                                         Name: Dennis M. Marker
                                         Title: Chief Executive Officer
                                         Date: 9/24/2003


                                            /s/ James W. Noyce
                                         -----------------------------------
                                         Name: James W. Noyce
                                         Title: Chief Financial Officer
                                         Date: 9/24/2003